UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2010

Managed Futures Charter Graham L.P.

(Exact name of registrant as specified in its charter)

Delaware	0-25603	13-4018068
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Demeter Management LLC, 522 Fifth Avenue, 14th Floor, New York, NY 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 296-1999

Morgan Stanley Smith Barney Charter Graham L.P.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Demeter Management LLC, the general partner (the “General Partner”) of the Registrant, determined to change the Registrant’s name to Managed Futures Charter Graham L.P. The Registrant’s Certificate of Limited Partnership was amended as of August 23, 2010, to change the name of the Registrant to Managed Futures Charter Graham L.P. The General Partner received confirmation of such amendment on August 24, 2010.

A copy of the Certificate of Amendment of Certificate of Limited Partnership of the Registrant is filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 3.1	Certificate of Amendment of Certificate of Limited Partnership of the Registrant dated as of August 23, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANAGED FUTURES CHARTER GRAHAM L.P.

Date: August 30, 2010	By:	Demeter Management LLC as General Partner

/s/ Walter Davis
	Name:	Walter Davis
	Title:	President